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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 11, 2003



                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
             (Exact name of registrant as specified in its charter)

          Delaware                        1-2921                   44-0382470
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)

                                 5444 Westheimer Court             77056
                                 Houston, Texas 77056            (Zip Code)
                     (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 989-7000




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On June 11, 2003, Southern Union Company ("Southern Union") completed its acquisition of Panhandle Eastern Pipe Line Company, LLC ("Panhandle" or the "Company") and its subsidiaries. As a result of being acquired, effective July 11, 2003 Panhandle Eastern Pipe Line Company, L.L.C. dismissed Ernst & Young LLP as Panhandle's certifying accountant. Southern Union Company management, after consultation with the Audit Committee of Southern Union's Board of Directors, directed the dismissal. See (e) below.

(b) Ernst & Young's report on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) During the fiscal years ended December 31, 2002 and 2001 and the through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

(d) During the fiscal years ended December 31, 2002 and 2001 and through the date hereof, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(l)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a)(l)(v))A)-(D) of Item 304 of Regulation S-K.

(e) Effective July 18, 2003, Southern Union management, after consultation with the Audit Committee of Southern Union's Board of Directors, caused Panhandle to retain PricewaterhouseCoopers LLP, independent accountants for Southern Union, to review Panhandle's unaudited interim financial statements as of and for the periods ended March 31, 2003 and June 30, 2003. A decision on whom to engage as an independent accountant to audit Panhandle's financial statements for the year ended December 31, 2003 will be made by the Audit Committee of Southern Union's Board of Directors. PricewaterhouseCoopers LLP is serving as independent accountant for Southern Union Company and its principal subsidiaries for Southern Union's fiscal year ended June 30, 2003.

(f) During the two years ended December 31, 2002 and through the date hereof, neither the Company nor anyone on its behalf consulted PricewaterhouseCoopers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has PricewaterhouseCoopers provided to the Company a written report or oral advice regarding such principles or audit opinion.

(g) The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.



ITEM 7.  EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) None

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           PANHANDLE EASTERN PIPE LINE COMPANY, LLC


Dated:  July 18, 2003               By:  _____/s/ David J. Kvapil_____________
                                                 -------------------
                                              David J. Kvapil
                                              Executive Vice President and Chief
                                              Financial Officer